First Northwest Bancorp

NASDAQ: FNWB

Fourth Annual

Shareholders' Meeting

May 8, 2018

Safe Harbor Statement

Forward-Looking Statements

When used in this presentation the words or phrases "believes," "expects," "anticipates," "estimates" or similar expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Additional forward looking statements may be made in the question and answer period following this presentation. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding our mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to: increased competitive pressures; changes in the interest rate environment; the credit risks of lending activities; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in First Northwest Bancorp's ("Company") latest Annual Report on Form 10-K and other filings with the Securities and Exchange Commission ("SEC") which are available on our website at www.ourfirstfed.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that we discuss today may turn out to be incorrect because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Any forward-looking statements are based upon management's beliefs and assumptions at the time they are made. Because of these and other uncertainties, our actual future results may be materially different from those expressed or implied in any forward-looking statements made by or on our behalf and the Company's operating and stock price performance may be negatively affected. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of the forward-looking statements.

Strategic Plan and Performance

2017 Accomplishments

- Geographic diversification
- Earning asset diversification
- Company performance
- Share repurchases

2018 Challenges

- Continuing to improve earnings and efficiency
- Managing excess liquidity and capital
- Continuing product and geographic diversification
- Managing costs associated with our geographic expansion and keeping pace with technology and the regulatory environment

Leadership

Board of Directors

Name	Board Title	Director Since[1]
Steven E. Oliver	Chairman of the Board	2001
David A. Blake	Vice Chairman of the Board	2005
David T. Flodstrom	Director	2002
Larry Hueth	Director and President and Chief Executive Officer	2010
Jennifer Zaccardo	Director	2011
Cindy H. Finnie	Director	2012
Norman J. Tonina Jr.	Director	2013
Craig A. Curtis	Director	2014
Dana D. Behar	Director	2015

[1] Includes service on First Federal Savings & Loan Association Board of Directors.

Leadership

Senior Management Team

Name	Title	Years with Company[1]	Years in Industry
Larry Hueth	President and Chief Executive Officer	9	34
Regina Wood	EVP, Chief Financial Officer	11	11
Kelly Liske	EVP, Chief Banking Officer	11	22
Chris Donohue	EVP, Chief Credit Officer	4	39
Jeff Davis	EVP, Chief Operations Officer	3	32
Chris Riffle[2]	SVP, General Counsel and Corporate Secretary	0	0
Brett Bies	SVP, Chief Information Officer	6	6
Derek Brown	SVP, Director of Human Resources	2	18

[1] Includes service with First Federal Savings & Loan Association.

[2] Mr. Riffle was employed by the Platt Irwin Law Firm, the Company's general counsel, from 2008 through 2017.

Economic Conditions

December 2017
County unemployment rates, not seasonally adjusted



Whatcom 5.0%
San Juan 4.5%
Skagit 5.8%
Island 5.5%
Clallam 7.0%
Snohomish 4.0%
Chelan 5.6%
Jefferson 6.2%
Kitsap 5.0%
King 3.6%
Grays Harbor 7.2%
Mason 6.7%
Kittitas 5.7%
Pierce 5.4%
Thurston 5.0%
Lewis 6.7%
Pacific 7.4%
Yakima 8.2%
Cowlitz 6.3%
Skamania 6.5%
Wahkiakum 6.5%
Klickitat 6.3%
Clark 5.0%
Legend
5.0% or less
5.1% to 6.0%
6.1% to 7.0%
7.1% or greater

2016 distressed areas[1]

	Three-year average unemployment rate (Jan 2014 - Dec 2016) (not seasonally adjusted)	Distressed area: unemployment rate greater than or equal to 6.8%
Washington State	**5.70%**	
Clallam County	8.20%	Yes
Jefferson County	7.50%	Yes
Kitsap County	5.80%	
Whatcom County	6.20%	
Skagit County	6.90%	Yes
Snohomish County	4.70%	
King County	4.30%	
Pierce County	6.60%	
Thurston County	6.10%	
Mason County	8.00%	Yes
San Juan County	4.90%	
Island County	6.30%	

[1] Prepared in cooperation with the federal Bureau of Labor Statistics

Source: Employment Security Department Washington State
esd.wa.gov

Olympic Peninsula
Economic Conditions



Nonfarm industry employment, not seasonally adjusted, in Clallam County (Port Angeles MSA)
24,000
23,500
23,000
22,500
22,000
21,500
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2015
2016
2017



Nonfarm industry employment, not seasonally adjusted, in Jefferson County
9,200
9,000
8,800
8,600
8,400
8,200
8,000
7,800
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2015
2016
2017

In Clallam and Jefferson counties, the combined nonfarm jobs remain in the low 30,000 range.

Source: Employment Security Department Washington State
esd.wa.gov

Expansion Market

Economic Conditions



Nonfarm industry employment, not seasonally adjusted, in Kitsap County (Bremerton MSA)
94,000
92,000
90,000
88,000
86,000
84,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2015
2016
2017



Nonfarm industry employment, not seasonally adjusted, in Whatcom County (Bellingham MSA)
96,000
94,000
92,000
90,000
88,000
86,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2015
2016
2017

Nonfarm jobs exceed 90,000 in both Kitsap and Whatcom counties.

Source: Employment Security Department Washington State
esd.wa.gov

Locations

Olympic Peninsula

Port Angeles

- Administration (T)[1]
- Downtown (T)[1]
- Sixth Street
- Eastside

Sequim

- Sequim Avenue
- Sequim Village

Forks

Port Townsend

Puget Sound Expansion

- Silverdale
- Bellingham
- Bellingham/Fairhaven
- Bainbridge Island

Mortgage Loan Center

- Seattle



Bellingham
Fairhaven
Port Townsend
Port Angeles
Sequim
Forks
Bainbridge Island
Silverdale
Seattle Home Loan Center

(T) – Technology service location using Interactive Teller Machines (ITMs)
[1] Consolidated into other Port Angeles locations effective January 2, 2018

Balance Sheet Assets

At June 30 for the years presented and at December 31, 2017 for Transition Period presented (dollars in millions)



Total Assets
2013
2014
2015
2016
2017
2017-T
$784.5
$795.3
$936.8
$1,010.1
$1,087.7
$1,215.7



Loans Receivable, net
2013
2014
2015
2016
2017
2017-T
$449.4
$496.2
$487.9
$619.8
$726.8
$779.1



Investment Securities
$400
$350
$300
$250
$200
$150
$264.4
$232.2
$360.6
$323.9
$280.5
$340.4
2013
2014
2015
2016
2017
2017-T
Investment Securities AFS
Investment Securities HTM

Period	Net Loans to Assets	Investments to Assets
2013	57.3%	33.7%
2014	62.4%	29.2%
2015	52.1%	38.5%
2016	61.4%	32.1%
2017	66.8%	25.8%
2017-T	64.1%	28.0%

Loan Diversification

At the Periods Presented

Portfolio

June 30, 2017



Home Equity 5%
Other Consumer 3%
Commercial Real Estate 27%
Multifamily 8%
Construction and Land 10%
Commercial Business 2%
Single Family Residential 45%

December 31, 2017



Home Equity 5%
Other Consumer 4%
Commercial Real Estate 26%
Multifamily 9%
Construction and Land 9%
Commercial Business 2%
Single Family Residential 45%

Geographic

June 30, 2017



Other Washington 3%
Other States 6%
North Olympic Peninsula 40%
Puget Sound 51%

December 31, 2017



Other Washington 4%
Other States 6%
North Olympic Peninsula 37%
Puget Sound 53%

Asset Quality and Reserves

At June 30 for the years presented and at December 31, 2017 for the transition period presented

Nonperforming Assets to Total Assets



2013
1.5%
2014
0.9%
2015
0.8%
2016
0.3%
2017
0.2%
2017-T
0.1%

Nonperforming Loans to Total Loans



2013
2.2%
2014
1.2%
2015
1.0%
2016
0.5%
2017
0.3%
2017-T
0.2%

ALLL to Nonperforming Loans



2013
80.8%
2014
135.3%
2015
145.6%
2016
222.3%
2017
445.1%
2017-T
570.7%

ALLL to Total Loans



2013
1.7%
2014
1.6%
2015
1.4%
2016
1.2%
2017
1.2%
2017-T
1.1%

Balance Sheet Liabilities

At June 30 for the years presented and at December 31, 2017 for the transition period presented (dollars in millions)



Deposits
2013
2014
2015
2016
2017
2017-T
$595.0
$600.4
$647.2
$723.3
$823.8
$885.0



Borrowings
2013
2014
2015
2016
2017
2017-T
$100.0
$105.1
$90.0
$80.7
$77.4
$144.1

Date	Period	Net Loans to Deposits
June 30,	2013	75.5%
June 30,	2014	82.6%
June 30,	2015	75.4%
June 30,	2016	85.7%
June 30,	2017	88.2%
December 31,	2017-T	88.0%

Deposit Diversification

At the periods presented

Geographic

June 30, 2017


Kitsap
5%
Jefferson
15%
Clallam
75%

December 31, 2017


Kitsap
6%
Whatcom
7%
Jefferson
15%
Clallam
72%

Product

June 30, 2017


Certificates of Deposit
26%
Noninterest bearing checking
16%
Interest bearing checking
14%
Savings
12%
Money Market
32%

December 31, 2017


Certificates of Deposit
27%
Noninterest bearing checking
17%
Interest bearing checking
13%
Savings
12%
Money Market
31%

Deposit Expansion

(dollars in millions)

Branch Locations

Clallam County

Forks

Port Angeles

6th Street

Eastside

Sequim

Sequim Village

Sequim Avenue

Jefferson County

Port Townsend

Kitsap County

Silverdale

Bucklin Hill

Whatcom County

Bellingham

Barkley Blvd.

Fairhaven

June 30, 2017 Deposits by Branch


$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Forks
6th St
Eastside
Sequim Village
Sequim Ave
Port Townsend
Bucklin Hill
Barkley
Fairhaven

December 31, 2017 Deposits by Branch


$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Forks
6th St
Eastside
Sequim Village
Sequim Ave
Port Townsend
Bucklin Hill
Barkley
Fairhaven

Balance Sheet Equity

At June 30 for the years presented and at December 31, 2017 for the transition period presented (dollars in millions)

FNWB Shareholders' Equity

2013	2014	2015	2016	2017	2017-T
$78.6	$81.0	$190.7	$189.7	$177.7	$177.0

FNWB Regulatory Capital Ratios December 31, 2017



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
5.0%
15.4%
6.5%
22.4%
8.0%
22.4%
10.0%
23.5%
Tier 1 / total adjusted assets
Common Equity Tier 1 Capital to risk-weighted assets
Tier 1 Capital to risk-weighted assets
Total Capital to risk-weighted assets

FNWB Regulatory Capital Ratios June 30, 2017



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
5.0%
16.5%
6.5%
24.4%
8.0%
24.4%
10.0%
25.6%
Tier 1 / total adjusted assets
Common Equity Tier 1 Capital to risk-weighted assets
Tier 1 Capital to risk-weighted assets
Total Capital to risk-weighted assets

Earnings

For the years ended June 30 for the years presented and for the six months ended December 31, 2017 for the transition period presented (dollars in millions)



Net Income (Loss)
2013
2014
2015
2016
2017
2017-T
$2.3
$2.7
$-(5.1)
$4.0
$5.1
$1.7



Net Interest Income
$19.8
$21.8
$22.9
$27.4
$31.6
$17.0
2013
2014
2015
2016
2017
2017-T



Noninterest Income
2013
2014
2015
2016
2017
2017-T
$5.6
$5.0
$4.7
$6.2
$6.2
$3.1



Noninterest Expense
2013
2014
2015
2016
2017
2017-T
$21.2
$22.1
$33.0
$27.9
$29.8
$16.1

Earnings

For the years ended June 30 for the years presented and for the six months ended December 31, 2017 for the transition period presented*

Return on Average Assets



2013
0.30%
2014
0.34%
2015
-0.58%
2016
0.41%
2017
0.48%
2017-T
0.29%

Return on Average Equity



2013
2.94%
2014
3.33%
2015
-3.92%
2016
2.09%
2017
2.81%
2017-T
1.86%

Earnings Per Share



2013
EPS Not Applicable
2014
EPS Not Applicable
2015
$-(0.42)
2016
$0.33
2017
$0.46
2017-T
$0.16

*Six Months Annualized for Return on Average Assets and Return on Average Equity

Stock Price

First Northwest Bancorp (NASDAQ: FNWB)

IPO January 2015 at $10/share

At the period ended:	12/31/2017	6/30/2017	12/31/2016	6/30/2016
Common Shares Outstanding (actual)	11,785,507	11,902,146	12,153,946	12,676,660
Basic Book Value per Share	$ 15.02	$ 14.93	$ 14.55	$ 14.97

52 Week Price per Share Highlights		
High	November 29, 2017	$18.27
Low	January 31, 2017	$14.81



Stock Price
18
17
16
15
14
Volume
100K
0
9. Jan
6. Feb
6. Mar
3. Apr
1. May
29. May
26. Jun
24. Jul
21. Aug
18. Sep
16. Oct
13. Nov
11. Dec

Adjournment

Thank You